UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
January 19, 2024
Date of Report (Date of earliest event reported)
The Duckhorn Portfolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40240	81-3866305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Dowdell Lane
Saint Helena, CA 94574
(Address of principal executive offices) (Zip Code)
(707) 302-2658
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NAPA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On January 19, 2024, The Duckhorn Portfolio Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 110,585,277 shares were present or represented by proxy at the Annual Meeting, representing approximately 95.85% of all shares entitled to vote at the Annual Meeting. The stockholders voted on the matters presented at the Annual Meeting, and the shares present, in person or by proxy, were voted as follows:

1.Election of Directors
Proposal No. 1 was the election of two nominees to serve as Class III directors of the Company, each for a term of three years until the Company’s 2027 annual meeting of stockholders. The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles Esserman	86,393,955	22,602,939	21,825	1,566,558
Michelle Gloeckler	88,173,478	20,076,027	769,214	1,566,558

Pursuant to the foregoing votes, the two nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

2.Ratification of the Appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s Independent Registered Public Accounting Firm
Proposal No. 2 was the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2024. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
108,683,056	1,872,796	29,425

Pursuant to the foregoing vote, the ratification of PwC as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2024 was approved.

3.Advisory Vote to Approve the Compensation of Named Executive Officers
Proposal No. 3 was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,163,938	10,936,394	918,387	1,566,558

Pursuant to the foregoing vote, the stockholders adopted a non-binding resolution indicating their approval of the compensation of the Company’s named executive officers.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Duckhorn Portfolio, Inc.

Date: January 24, 2024	By:	/s/ S.B.A. Sullivan
Sean Sullivan
Executive Vice President, Chief Strategy and Legal Officer